Accrued Expenses and Other Payables	12 Months Ended
Dec. 31, 2023
Accrued Expenses and Other Payables [Abstract]
ACCRUED EXPENSES AND OTHER PAYABLES

NOTE 11 — ACCRUED EXPENSES AND OTHER PAYABLES

Accrued expenses and other payables consisted of the following:

	As of December 31,
	2023	2022
Salary and welfare payable	$125,426	$192,832
VAT and other taxes payables	56,110	396,451
Interest payable	44,597	34,565
Deferred revenue	178,135	57,906
Other accrued expenses	90,764	273,922
Total	$495,032	$955,676

Failed sale and leaseback

In 2021 and 2022, the Company engaged in three sale and leaseback transactions involving the 2-year leasing of four pieces of machinery. These agreements provided the Company with an option to buy the machinery at the lease’s conclusion for RMB100, a price significantly below market value. Upon reviewing the value of the assets at the end of the lease term and comparing it to the nominal purchase price, management determined that it was highly likely the Company would exercise this purchase option. As a result, these transactions do not meet the criteria for sale and leaseback transactions and are instead treated as financing arrangements by the Company.

The current portion of these financing liabilities were $44,244 and $245,532, respectively as of December 31, 2023 and 2022. The short-term financing liabilities are included in the caption of “Other accrued expenses”. The non-current portion of $0 and $42,220 as of December 31, 2023 and 2022, respectively, are presented as long-term payables on the accompanying consolidated balance sheets.